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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 10, 2005
                             -----------------------

                                SYSCO CORPORATION
             (Exact name of registrant as specified in its charter)
                            -------------------------

              DELAWARE                             1-06544                          74-1648137
    (State or Other Jurisdiction          (Commission File Number)                 (IRS Employer
         of Incorporation)                                                      Identification No.)

                  1390 ENCLAVE PARKWAY, HOUSTON, TX 77077-2099
               (Address of principal executive office) (zip code)

       Registrant's telephone number, including area code: (281) 584-1390

                                       N/A
          (Former name or former address, if changed since last report)
                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Salary Increases for Named Executive Officers

On November 10, 2005, the Compensation and Stock Option Committee (the "Committee") of the Board of Directors of SYSCO Corporation ("SYSCO") approved base salary increases for its executive officers (the "Named Executive Officers") who are expected to be required to be included in the Summary Compensation Table in SYSCO's proxy statement for its 2006 Annual Meeting of Stockholders. As a result of the increases, the new annual base salaries for the Named Executive Officers, effective January 1, 2006, are as follows:

Name and Title                                                New Base Salary
--------------                                                ---------------
Richard J. Schnieders, Chairman,                                $ 1,075,000
President and Chief Executive Officer

John K. Stubblefield, Jr., Executive Vice                       $   590,000
President, Finance and Chief Financial Officer

Larry J. Accardi, Executive Vice                                $   555,000
President, Contract Sales; and
President, Specialty Distribution

Kenneth F. Spitler, Executive Vice                              $   555,000
President; and President, North American
Foodservice Operations

Larry G. Pulliam, Executive Vice                                $   520,000
President, Merchandising Services

All Named Executive Officers are at will employees, and their salaries are not paid pursuant to employment contracts.

Amendment and Restatement of SERP

On November 10, 2005, the Committee and the Board of Directors approved the Sixth Amended and Restated Sysco Corporation Supplemental Executive Retirement Plan (the "SERP"). The SERP is generally intended to provide eligible participants, including the Named Executive Officers, with post-retirement annual payments approximating 50%, subject to certain years of service and age requirements, of the participant's final average annual compensation (as calculated under the SERP), when combined with certain other retirement benefits.

Apart from certain amendments intended to comply with and/or implement Section 409A of the Internal Revenue Code of 1986, material amendments to the SERP included in the Sixth Restatement include the following:

o The vesting schedule has been revised. Previously, a participant vested in his or her SERP benefits based upon the participant's age, as follows:

     -------------------------------------- -------------------------------
     Age                                    Vested Percentage
     -------------------------------------- -------------------------------
     Less than 60                           0%
     -------------------------------------- -------------------------------
     60 but less than 61                    50%
     -------------------------------------- -------------------------------
     61 but less than 62                    60%
     -------------------------------------- -------------------------------
     62 but less than 63                    70%
     -------------------------------------- -------------------------------
     63 but less than 64                    80%
     -------------------------------------- -------------------------------
     64 but less than 65                    90%
     -------------------------------------- -------------------------------
     65 or more                             100%
     -------------------------------------- -------------------------------

     After the revisions, SERP benefits will vest (if the participant is at least age 55 and has participated in the Management Incentive Plan (the "MIP") for at least 15 years) according to a modified vesting schedule, to the extent that the modified vesting schedule will produce a higher vested percentage than the schedule set forth above. The modified vesting schedule is based upon the sum of the participant's age and number of years of participation in the MIP, as follows:

     -------------------------------- -------------------------
     Age + Years of MIP               Vested Percentage
     Participation
     -------------------------------- -------------------------
     Less than 70                     0%
     -------------------------------- -------------------------
     70                               50%
     -------------------------------- -------------------------
     71                               55%
     -------------------------------- -------------------------
     72                               60%
     -------------------------------- -------------------------
     73                               65%
     -------------------------------- -------------------------
     74                               70%
     -------------------------------- -------------------------
     75                               75%
     -------------------------------- -------------------------
     76                               80%
     -------------------------------- -------------------------
     77                               85%
     -------------------------------- -------------------------
     78                               90%
     -------------------------------- -------------------------
     79                               95%
     -------------------------------- -------------------------
     80 or more                       100%
     -------------------------------- -------------------------

     In addition, as was previously the case, any participant who is at least 62 years of age and has at least 25 years of service with the Company (as defined more specifically in the SERP), and who has been a participant in the MIP for at least 15 years, will be 100% vested. Vesting of SERP benefits is also accelerated upon a change of control, as that term is defined in the SERP.

     The SERP also gives the Compensation Committee discretion to accelerate vesting and to increase, for the purpose of calculating vesting, a participant's age, number of years of service and/or number of years of participation in the MIP.

o Participants may now retire and commence benefits upon attaining age 55 and 15 years' MIP participation, or age 60 and 10 years' MIP participation, with 20 years' total SYSCO service (as more particularly defined in the SERP), whichever occurs sooner.

o The SERP's retirement benefit formula has been revised to eliminate a previously applicable offset for retirement benefits owing from other, non-SYSCO employers (which were not the subject of an acquisition by SYSCO). That is, the SERP is intended to provide post-retirement annual payments approximating 50%, subject to certain years of service and age requirements, of the participant's final average annual compensation, when combined with other SYSCO qualified retirement plan benefits (and not those of other employers), as well as Social Security payments.

o The SERP is generally intended to provide eligible participants, including the Named Executive Officers, with post-retirement annual payments approximating 50%, subject to certain years of service and age requirements, of the participant's final average annual compensation (as calculated under the SERP), when combined with certain other retirement benefits. Previously, a participant's final average annual compensation included the value of stock awards received under the MIP, as well as the additional cash payment to which participants who elected to receive a portion of their MIP bonus in stock under the prior MIP were entitled. After the revisions, such amounts (to the extent paid with respect to fiscal years 2006 and following) will generally no longer be included in the calculation of a participant's final average annual compensation. However, benefits for SERP participants who had already attained age 60 (or had attained age 55 and had been a participant in the MIP for at least 10 years) as of July 3, 2005 ("Protected Participants") will continue to be calculated pursuant to the previous formula. All of the Named Executive Officers are Protected Participants.

o Under the SERP, participants who retire with less than 20 years of service receive reduced benefits. Previously, the amount of the reduction for early retirement varied depending upon (among other factors) the amount of benefits that a participant was entitled to under qualified plans. The formula for calculating the early retirement reduction has been adjusted so that the amount of this reduction will no longer be affected by the amount a participant is entitled to under qualified plans, except with respect to Protected Participants.

o The SERP now provides for a maximum monthly benefit equal to $166,667 (as adjusted for inflation) times the participant's vested percentage.

o Prior to the amendment, the SERP provided for a "Temporary Social Security Supplement" for participants who retire after age 60 but before age 62, and who have been MIP participants for 10 years and have at least 20 years of service with SYSCO (as defined in the SERP). During this period, such participants receive an amount that approximates the Social Security Benefit to which they would be entitled upon their sixty-second birthday. Under the amended SERP, participants who retire after age 55 will be entitled to receive a Temporary Social Security Supplement until age 62, so long as they have been MIP participants for at least 15 years.

o Participants' beneficiaries are now eligible for certain death benefits after age 55, while in previous years eligibility for death benefits required a participant to be at least 60 years of age at the time of death.

o Anti-competition forfeiture provisions in the amended SERP have been revised to provide additional protection to SYSCO against disparagement and disclosure of trade secrets, and provide for a term of five years after termination of employment from SYSCO (subject to a provision enabling individualized agreements, which may have reduced duration where appropriate, as well as other customized terms).

Amendment to Executive Deferred Compensation Plan

On November 10, 2005, the Committee and the Board of Directors adopted the Third Amended and Restated Sysco Corporation Executive Deferred Compensation Plan (the "EDCP"). The EDCP allows eligible participants, including the Named Executive Officers, an opportunity to defer designated portions of their salary and annual incentive bonus under the MIP, and receive a matching contribution from the Company.

Apart from certain amendments intended to comply with and/or implement Section 409A of the Internal Revenue Code of 1986, material amendments to the EDCP include the following:

     o The company match which is triggered upon deferral of a portion of a participant's MIP bonus (if any) has been lowered to 15% of the bonus deferral amount (to the extent that the deferral does not exceed 20% of the bonus amount), up to a maximum of three percent (3%) of the bonus earned.

     o The plan now gives the Company flexibility to make discretionary contributions to a participant's account if it should so choose at some time in the future. The Company has no current plans to make any such contributions to the account of any Named Executive Officer.

     o The plan now also allows for early vesting under the same schedule as the SERP of the Company match upon termination of employment after age 55 for those participants who have been MIP participants for at least 15 years. Previously, the EDCP provided full vesting of all Company matches at age 60.

     o Under the EDCP, participants may choose from a variety of investment options, including Moody's Average Corporate Bond Yield plus 1%, with respect to amounts deferred. Previously, the account of a participant who elected to receive distributions in installments following retirement would be credited with earnings at a fixed rate equal to the Moody's Average Corporate Bond Yield plus 1%. Under the EDCP, however, participants will be able to choose between earnings credited based on the various investment options available under the EDCP at that time (or earnings credited at the fixed rate).

Amounts deferred under the EDCP are generally payable upon death, disability, retirement or termination of employment pursuant to distribution elections made under the EDCP. For future deferrals, participants also now have the ability to select certain in-service distribution dates subject to terms and conditions set forth in the EDCP. In addition, distributions may become payable sooner in the event of certain unforeseeable emergencies more particularly described in the EDCP.

Amendment to Board of Directors Deferred Compensation Plan

On November 10, 2005, the Committee and the Board of Directors adopted the 2005 Board of Directors Deferred Compensation Plan (the "2005 BDDCP"), which replaces the Second Amended and Restated Board of Directors Deferred Compensation Plan (the "Second BDDCP") with respect to all deferrals made on or after January 1, 2005. The Second BDDCP remains intact and will continue to govern deferrals made prior to January 1, 2005. The 2005 BDDCP allows the directors who are not employees of SYSCO ("the Non-Employee Directors") to defer designated portions of their director fees.

Apart from certain amendments intended to comply with and/or implement Section 409A of the Internal Revenue Code of 1986, material changes between the Second BDDCP and the 2005 BDDCP include the following:

     o The 2005 BDDCP allows new Non-Employee Directors to commence participation during the year, with respect to fees earned after such date.

     o Under the Second and the 2005 BDDCPs, Non-Employee Directors may choose from a variety of investment options, including Moody's Average Corporate Bond Yield plus 1%, with respect to amounts deferred. Previously, the account of a director who elected to receive distributions in installments following retirement would be credited with earnings at a fixed rate equal to the Moody's Average Corporate Bond Yield plus 1%. Under the 2005 BDDCP, however, such directors will be able to choose between earnings credited based on the various investment options available under the BDDCP at that time (or earnings credited at the fixed rate).

     o The definition of "Change of Control" has been altered to conform to that provided in the EDCP and the SERP.

Shareholder Approval of 2005 Management Incentive Plan

On September 9, 2005, conditioned on stockholder approval, the Board of Directors ("Board") of SYSCO approved the 2005 SYSCO Corporation Management Incentive Plan ("MIP"). On November 11, 2005, SYSCO stockholders approved the MIP at the SYSCO annual meeting.

The MIP provides for bonuses to be paid in cash and Shares to selected employees of SYSCO and its subsidiaries. The Compensation and Stock Option Committee of the Board ("Committee") administers the MIP. The Committee may designate any of the following employees to participate in the MIP:

     o    Officers of SYSCO's subsidiaries ("Subsidiary Participants");

     o    Officers of SYSCO ("Corporate Participants"); and

     o Employees of SYSCO or its subsidiaries other than Subsidiary Participants or Corporate Participants who are designated by the Committee ("Designated Participants")

The "Proposal to Approve the 2005 Management Incentive Plan" in the Proxy Statement more particularly describes the aforementioned Participants and the terms and conditions of their potential bonuses under the MIP

A total of 2,800,000 Shares may be issued under the MIP. The MIP is effective as of November 11, 2005 and will terminate on November 11, 2010.

Shareholder Approval of Non-Employee Directors Stock Plan

On September 9, 2005, conditioned on stockholder approval, the Board of Directors ("Board") of SYSCO approved the 2005 SYSCO Corporation Non-Employee Directors Stock Plan ("Directors Plan"). On November 11, 2005, SYSCO stockholders approved the Directors Plan at the SYSCO annual meeting.

The Board currently administers the Directors Plan, although it may delegate any or all of its authority to two or more Non-Employee Directors. The Directors Plan provides for grants to Non-Employee Directors of: (i) Options; (ii) Retainer Stock Awards; (iii) Restricted Stock; (iv) Restricted Stock Units; (v) Elected Shares; and (vi) Additional Shares. The "Proposal to Approve the 2005 Non-Employee Directors Stock Plan" in SYSCO's 2005 Proxy Statement for its Annual Meeting of Stockholders ("Proxy Statement"), filed on September 30, 2005, more particularly describes the types of awards available for grant under the Directors Plan.

A total of 550,000 shares of SYSCO common stock, $1.00 par value, ("Shares") may be issued under the Directors Plan. Of this total, 220,000 shares may be issued pursuant to Options, 320,000 shares may be issued pursuant to Retainer Stock Awards, Restricted Stock Awards, Restricted Stock Unit Awards, Elected Shares and Additional Shares, and 10,000 shares may be issued as dividend equivalents. The Directors Plan is effective as of November 11, 2005 and will terminate upon the earliest occurrence of: (i) November 11, 2010; (ii) the date on which all Shares available for issuance under the Plan have been issued and are no longer subject to forfeiture or cancellation; or (iii) the date on which all outstanding grants or awards are terminated or have been forfeited.

Approval of 2006 Supplemental Performance-Based Compensation Agreement for CEO

On November 10, 2005, the Committee approved the Supplemental Performance-Based Bonus Agreement (the "Supplemental Agreement") which implements the Supplemental Performance-Based Bonus Plan (the "Supplemental Plan") with Mr. Schnieders for fiscal year 2006.

The Supplemental Agreement forms a part of the annual incentive pay of Richard
J. Schnieders, Chief Executive Officer, Chairman of SYSCO's Board of Directors and President. The Supplemental Agreement is intended to align a portion of Mr. Schnieders' overall compensation package with certain performance goals (the "Additional Performance Goals," described further below) used in Mr. Schnieders' annual performance evaluation.

The key components of the Supplemental Agreement are as follows:

     1. If the Committee determines that annual performance for a given fiscal year has failed to meet the Additional Performance Goals, any bonus otherwise payable to Mr. Schnieders under the MIP with respect to such fiscal year shall be reduced by an amount of up to 25% of the amount of such bonus, as determined by the Committee in its sole discretion.

     2. If the Committee determines that annual performance for a given fiscal year has exceeded the Additional Performance Goals, Mr. Schnieders will be entitled to an additional bonus equal to up to 25% of any bonus to which he may be entitled under the MIP with respect to such year, as determined by the Committee in its sole discretion. Any such bonus would not be made pursuant to the MIP and would be included in the calculation of Mr. Schnieders' compensation that is subject to the $1 million dollar cap placed on deductions allowed to be taken by SYSCO under Section 162(m) of the Internal Revenue Code. This means that based on Mr. Schnieders' overall compensation package, it is likely that any such bonuses would not be tax deductible.

The Committee has sole discretion to:

     1.   establish the Additional Performance Goals;

     2. evaluate Mr. Schnieders' performance with respect to the Additional Performance Goals;

     3. determine the amount of any bonus payable in the event performance exceeds the Additional Performance Goals; and

     4. determine the amount of any reduction in the amount of any bonus payable under the MIP.

Whether a bonus will be awarded (or a reduction to Mr. Schnieders' MIP Bonus will be made) under the Supplemental Plan will be based upon the Committee's annual evaluation of Mr. Schnieders' performance, generally performed as part of a joint review conducted by the Committee and SYSCO's Nominating and Corporate Governance Committee within 90 days following the end of SYSCO's fiscal year. The performance goals established for evaluation of Mr. Schnieders' performance during Fiscal Year 2006 are summarized below:

     1. Long-Term Strategy. Whether certain Company goals that further the Company's long-term business strategy, including continued roll out of the Company's National Supply Chain, have been met.

     2. Growth. Whether specified targets with respect to number of customer contact associates, organic sales, and number of fold-outs have been met.

     3. Financial Performance. Whether specified targets with respect to certain business units, earnings per share, and return on invested capital have been met.

     4. Human Capital. Whether Company goals related to areas such as future needs planning, training measurement, and improving worker safety results have been met.

     5. Corporate Governance. Whether Company goals in areas relating to constituency relations and risk management have been met.

Mr. Schnieders will not receive any payment under the Supplemental Agreement if he does not also earn a bonus under the MIP.

Restricted Stock Grants

As previously reported by the Non-Employee Directors on their respective Statements of Changes of Beneficial Ownership on Forms 4, filed with the SEC on November 14, 2005, on November 11, 2005 and November 14, 2005, the Non-Employee Directors received stock options and stock awards, respectively, pursuant to the Directors Plan. Each restricted stock grant was for 3,000 shares and vests ratably over a three-year period, 1,000 shares per year. The options each grant the right to purchase 3,500 shares at an exercise price of $30.70 per share, vest ratably over a three-year period, and expire November 10, 2012.

Material Relationships

None of the Directors and Named Executive Officers has any material relationship with SYSCO or its affiliates except in respect of their relationships as directors and officers of SYSCO, ownership of SYSCO securities, and as otherwise disclosed in SYSCO's most recently filed proxy statement and subsequent periodic reports filed with the Securities and Exchange Commission.

ITEM 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

Termination of Equity Deferral Plan

On November 10, 2005, the Company terminated the Company's Equity Deferral Plan. The termination prohibits all deferrals on or after January 1, 2005. The Equity Deferral Plan, which was established effective April 1, 2002, was an unfunded plan of deferred compensation for non-employee directors and select officers including the Named Executive Officers. The Equity Deferral Plan allowed participants to defer the receipt of common stock upon the exercise of certain nonqualified stock options granted pursuant to the Company's 1991 Stock Option Plan, 2000 Stock Incentive Plan, Amended and Restated Non-Employee Director Stock Option Plan, and Non-Employee Director Stock Plan.

The Equity Deferral Plan is filed as Exhibit 99.3 to this Form 8-K.

Amendments to SERP, EDCP, BDDCP

See Item 1.01 above, the contents of which are incorporated hereunder by reference.

Material Relationships

None of the Directors and Named Executive Officers has any material relationship with SYSCO or its affiliates except in respect of their relationships as directors and officers of SYSCO, ownership of SYSCO securities, and as otherwise disclosed in SYSCO's most recently filed proxy statement and subsequent periodic reports filed with the Securities and Exchange Commission.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

     (b) Pro Forma Financial Information.

     (c) Exhibits.

              Exhibit Number       Description

               99.1 2005 SYSCO Corporation Non-Employee Directors Stock Plan (incorporated herein by reference to Annex C to SYSCO's 2005 Proxy Statement filed on September 30, 2005)

               99.2 2005 SYSCO Corporation Management Incentive Plan (incorporated herein by reference to Annex B to SYSCO's 2005 Proxy Statement filed on September 30, 2005)

               99.3 SYSCO Corporation Equity Deferral Plan (incorporated herein by reference to Exhibit 10(z) to SYSCO's Annual Report on Form 10-K for the fiscal year ended June 29, 2002)

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, SYSCO Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SYSCO CORPORATION



Date: November 17, 2005                By:   /s/ Michael C. Nichols
                                             -----------------------------------
                                             Michael C. Nichols
                                             Vice President, General Counsel
                                                 and Corporate Secretary

                                  EXHIBIT INDEX

              Exhibit Number       Description

               99.1 2005 SYSCO Corporation Non-Employee Directors Stock Plan (incorporated herein by reference to Annex C to SYSCO's 2005 Proxy Statement filed on September 30, 2005)

               99.2 2005 SYSCO Corporation Management Incentive Plan (incorporated herein by reference to Annex B to SYSCO's 2005 Proxy Statement filed on September 30, 2005)

               99.3 SYSCO Corporation Equity Deferral Plan (incorporated herein by reference to Exhibit 10(z) to SYSCO's Annual Report on Form 10-K for the fiscal year ended June 29, 2002)